Credit Facilities	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Credit Facilities	— Credit Facilities, Net
The Company had the following credit facilities outstanding as of December 31, 2020 and 2019:

			Outstanding Facility Amount as of December 31,		Effective Interest Rate as of December 31,(10)
Credit Facility	Encumbered Properties(1)		2020	2019	2020		2019		Interest Rate		Maturity
			(In thousands)	(In thousands)
Credit Facility:
Revolving Credit Facility			$173,674	$100,618	3.21%		4.08%		Variable	(8)	Mar. 2023	(9)

Term Loan			150,000	150,000	4.95%		4.05%		Variable	(6)	Mar. 2024
Deferred financing costs			(4,298)	(4,671)
Term Loan, net			145,702	145,329
Total Credit Facility	89	(2)	$319,376	$245,947
Fannie Mae Master Credit Facilities:
Capital One Facility	11	(3)	$212,467	$216,614	2.60%		4.17%		Variable	(7)	Nov. 2026
KeyBank Facility	10	(4)	142,708	142,708	2.65%		4.22%		Variable	(7)	Nov. 2026
Total Fannie Mae Master Credit Facilities	21		$355,175	$359,322

Total Credit Facilities	110		$674,551	$605,269	3.29%	(5)	4.14%	(5)
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(1)Encumbered properties are as of December 31, 2020.
(2)The equity interests and related rights in the Company’s wholly owned subsidiaries that directly own or lease the eligible unencumbered real estate assets comprising the borrowing base of the Credit Facility (as defined below) have been pledged for the benefit of the lenders thereunder.
(3)Secured by first-priority mortgages on 11 of the Company’s seniors housing properties located in Florida, Georgia, Iowa and Michigan as of December 31, 2020 with a carrying value of $344.0 million.
(4)Secured by first-priority mortgages on ten of the Company’s seniors housing properties located in, Missouri, Kansas, California, Florida, Georgia and Iowa as of December 31, 2020 with carrying value of $253.6 million.
(5)Calculated on a weighted average basis for all credit facilities outstanding as of December 31, 2020 and 2019, respectively. For the LIBOR based loans that have not been fixed, the LIBOR rate in effect at the balance sheet date was utilized. For LIBOR based loans that have been fixed, the effective rate after consideration of the interest rate swap was utilized. See Note 7 — Derivatives and Hedging Activities for additional details.
(6)Variable rate loan, based on LIBOR, all of which was fixed as a result of entering into “pay-fixed” interest rate swap agreements (see Note 7 — Derivatives and Hedging Activities for additional details).
(7)Variable rate loan which is capped as a result of entering into interest rate cap agreements (see Note 7 — Derivatives and Hedging Activities for additional details).
(8)Variable rate loan with $50 million of principal amount fixed at a rate of 4.09% by an interest rate swap agreement.
(9)The company has the option to extend maturity one year to March 2024 subject to certain conditions.
(10)Effective interest rate below for variable rate debt gives effect to any “Pay-fixed” swap entered into by the Company. If not hedged, the effective interest rate below represents the variable rate (or contractual floor if appropriate) and the applicable margin in effect as of December 31, 2020. Interest rate caps are not considered unless the cap is currently in effect.
As of December 31, 2020, the carrying value of our real estate investments, at cost was $2.6 billion, with $0.9 billion of this amount pledged as collateral for mortgage notes payable, $0.6 billion of this amount pledged to secure advances under the Fannie Mae Master Credit Facilities and $0.9 billion of this amount comprising the borrowing base of the Credit Facility. These real estate assets are not available to satisfy other debts and obligations, or to serve as collateral with respect to new indebtedness, unless, as applicable, the existing indebtedness associated with the property is satisfied or the property is removed from the borrowing base of the Credit Facility, which would impact availability thereunder.
Unencumbered real estate investments, at cost as of December 31, 2020 was $231.5 million, although there can be no assurance as to the amount of liquidity the Company would be able to generate from using these unencumbered assets as collateral for mortgage loans or adding them to the borrowing base of our Credit Facility. Pursuant to the August 10, 2020 amendment to the Credit Facility, any acquired properties must be pledged to the Credit Facility, and any net proceeds from the dispositions of any unencumbered properties must be repaid to the Credit Facility.
Credit Facility
On March 13, 2019, the Company entered into an amended and restated senior secured credit facility (the “Credit Facility”), which consists of two components, a revolving credit facility (the “Revolving Credit Facility”) and a term loan (the “Term Loan”). In both March and August 2020, the Credit Facility was further amended, and the terms of the Credit Facility giving effect to those amendments are generally described below.
The Revolving Credit Facility is interest-only and matures on March 13, 2023, subject to a one-year extension at the Company’s option. The Term Loan is interest-only and matures on March 13, 2024. The total commitments under the Credit Facility are $630.0 million, including $480.0 million under the Revolving Credit Facility. The Credit Facility includes an uncommitted “accordion feature” that may be used to increase the commitments under either component of the Credit Facility by up to an additional $370.0 million to a total of $1.0 billion.
The amount available for future borrowings under the Credit Facility is based on either the value of the pool of eligible unencumbered real estate assets comprising the borrowing base, or a minimum debt service coverage ratio with respect to the borrowing base. The equity interests and related rights in the Company’s wholly owned subsidiaries that directly own or lease the eligible unencumbered real estate assets comprising the borrowing base of the Revolving Credit Facility have been pledged for the benefit of the lenders thereunder.
As of December 31, 2020, $150.0 million was outstanding under the Term Loan, and $173.7 million was outstanding under the Revolving Credit Facility. The unused borrowing availability under the Revolving Credit Facility was $48.3 million.
The Company is required to maintain a combination of cash, cash equivalents and availability for future borrowings under the Revolving Credit Facility totaling at least $50.0 million. Pursuant to the amendment in August 2020, certain other restrictions and conditions described below will no longer apply starting in a quarter in which the Company makes an election and, as of the day prior to the commencement of the applicable quarter, the Company has a combination of cash, cash equivalents and availability for future borrowings under the Revolving Credit Facility totaling at least $100.0 million, giving effect to the aggregate amount of distributions projected to be paid by the Company during the applicable quarter, and the Company’s ratio of consolidated total indebtedness to consolidated total asset value (expressed as a percentage) is less than 62.5% (the “Commencement Quarter”). The Commencement Quarter may be no earlier than the fiscal quarter ending June 30, 2021.
During the period from August 10, 2020 until the first day of the Commencement Quarter, the Company must use all the net cash proceeds from any capital event (such as an asset sale, financing or equity issuance) to prepay amounts outstanding under the Revolving Credit Facility. The Company may reborrow any amounts so repaid if all relevant conditions are met, including sufficient availability for future borrowings. There can be no assurance these conditions will be met.
In addition, commencing on August 10, 2020 and until the Commencement Quarter, the Company has the option to have amounts outstanding under the Revolving Credit Facility bear interest at an annual rate equal to either: (i) LIBOR, plus an applicable margin that ranges, depending on the Company’s leverage, from 1.85% to 2.60%; or (ii) the Base Rate (as defined in the Credit Facility), plus an applicable margin that ranges, depending on the Company’s leverage, from 0.60% to 1.35%. Commencing on the first day of the Commencement Quarter, the Company will have the option to have amounts outstanding under the Revolving Credit Facility bear interest at an annual rate equal to either: (a) LIBOR, plus an applicable margin that ranges, depending on the Company’s leverage, from 1.60% to 2.35%; or (b) the Base Rate, plus an applicable margin that ranges, depending on the Company’s leverage, from 0.35% to 1.10%. As of December 31, 2020 the Company had elected to use the LIBOR option for all of our borrowings under the Credit Facility.
Further, commencing on August 10, 2020 and until the Commencement Quarter, the Company has the option to have amounts outstanding under the Term Loan bear interest at an annual rate equal to either: (i) LIBOR, plus an applicable margin that ranges, depending on the Company’s leverage, from 1.80% to 2.55%; or (ii) the Base Rate, plus an applicable margin that ranges, depending on the Company’s leverage, from 0.55% to 1.30%. Commencing on the first day of the Commencement Quarter, the Company will have the option to have amounts outstanding under the Term Loan bear interest at an annual rate equal to either: (a) LIBOR, plus an applicable margin that ranges, depending on the Company’s leverage, from 1.55% to 2.30%;
or (b) the Base Rate, plus an applicable margin that ranges, depending on the Company’s leverage, from 0.30% to 1.05%. Pursuant to the amendment to the Credit Facility in August 2020, the “floor” on LIBOR was increased from 0.00% to 0.25%.
As of December 31, 2020, the Revolving Credit Facility and the Term Loan had an effective interest rate per annum equal to 3.21% and 4.95%, respectively.
Until the Commencement Quarter, the Company may not pay distributions to holders of common stock in cash or any other cash distributions (including repurchases of shares of the Company’s common stock), subject to certain exceptions. These exceptions include paying dividends on the 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (“Series A Preferred Stock”) or any other preferred stock the Company may issue and paying any cash distributions necessary to maintain its status as a REIT. The Company may not pay any cash distributions (including dividends on Series A Preferred Stock) if a default or event of default exists or would result therefrom. Beginning in the Commencement Quarter, the Company will be able to pay cash distributions to holders of common stock, subject to the restrictions described below. The Company may pay cash distributions beginning in the Commencement Quarter and the aggregate distributions (as defined in the Credit Facility and including dividends on Series A Preferred Stock) for any period of four fiscal quarters do not exceed 95% of Modified FFO (as defined in the Credit Facility) for the same period based only on fiscal quarters after the Commencement Quarter. In addition, beginning in the Commencement Quarter, the Company will be permitted to repurchase up to $50.0 million of shares of its common stock (including amounts previously repurchased during the term of the Revolving Credit Facility) if, after giving effect to the repurchases, the Company maintains cash and cash equivalents of at least $30.0 million and the Company’s ratio of consolidated total indebtedness to consolidated total asset value (expressed as a percentage) is less than 55.0%.
The Credit Facility prohibits the Company from exceeding a maximum ratio of consolidated total indebtedness to consolidated total asset value, and requires the Company to maintain a minimum ratio of adjusted consolidated EBITDA to consolidated fixed charges and a minimum consolidated tangible net worth. The maximum ratio of consolidated total indebtedness to consolidated total asset value is 67.5% for the period from July 1, 2020 through June 30, 2021 and 65% thereafter unless and until the Commencement Quarter, following which it will be 62.5%. The minimum ratio of adjusted consolidated EBITDA to consolidated fixed charges is 1.50 to 1.00 for the period from July 1, 2020 through March 31, 2021, 1.55 to 1.00 for the period from April 1, 2021 through June 30, 2021, and 1.60 to 1.00 thereafter. The minimum consolidated tangible net worth is the sum of (i) approximately $1.2 million, plus (ii) 75% of any net offering proceeds (as defined in the Credit Facility) since the Credit Facility closed in March 2019.
As of December 31, 2020, the Company was in compliance with the financial covenants under the Credit Facility. Based upon the Company’s current expectations, the Company believes its operating results during the next 12 months will allow it to comply with these covenants.
Fannie Mae Master Credit Facilities
On October 31, 2016, the Company, through wholly-owned subsidiaries of the OP, entered into a master credit facility agreement relating to a secured credit facility with KeyBank (the “KeyBank Facility”) and a master credit facility agreement with Capital One for a secured credit facility with Capital One Multifamily Finance LLC, an affiliate of Capital One (the “Capital One Credit Facility”; the Capital One Facility and the KeyBank Facility are referred to herein individually a “Fannie Mae Master Credit Facility” and together as the “Fannie Mae Master Credit Facilities”). Advances made under these agreements are assigned by Capital One and KeyBank to Fannie Mae at closing for inclusion in Fannie Mae’s Multifamily MBS program.
Effective October 31, 2016, in conjunction with the execution of the Fannie Mae Master Credit Facilities, the OP entered into two interest rate cap agreements with an unrelated third party, which caps LIBOR interest paid (not giving effect to the applicable margin) on amounts outstanding under the Fannie Mae Master Credit Facilities at a maximum of 3.5%. On October 2019, the Company replaced two maturing interest rate cap agreements, effective November 1, 2019 for a total notional amount of $88.7 million. The two interest rate caps agreements extend three existing interest rate caps set to mature on the same date and are not designated as hedges (see Note 7 — Derivatives and Hedging Activities for additional disclosure regarding the Company’s derivatives).
In November 2020, in conjunction with the sale and transfer of four of the Michigan SHOPs, one of which was encumbered under the Fannie Mae Master Credit Facility with Capital One, $4.2 million was repaid to Capitol One upon the release of the property.
The Company may request future advances under the Fannie Mae Master Credit Facilities by borrowing against the value of the initial mortgaged properties, or by adding eligible properties to the collateral pool, subject to customary conditions, including satisfaction of minimum debt service coverage and maximum loan-to-value tests.
Future Principal Payments
The following table summarizes the scheduled aggregate principal payments for the five years subsequent to December 31, 2020 and thereafter, on all of the Company’s outstanding debt (mortgage notes payable and credit facilities):

	Future Principal Payments
(In thousands)	Mortgage Notes Payable	Credit Facilities	Total
2021	$1,191	$130	$1,321
2022	1,242	2,820	4,062
2023	6,383	4,497	10,880
2024	1,095	178,171	179,266
2025	1,142	154,497	155,639
Thereafter	539,308	338,734	878,042
Total	$550,361	$678,849	$1,229,210
LIBOR Transition
In July 2017, the Financial Conduct Authority (which regulates LIBOR) announced it intends to stop compelling banks to submit rates for the calculation of LIBOR after 2021. As a result, the Federal Reserve Board and the Federal Reserve Bank of New York organized the Alternative Reference Rates Committee, which identified the Secured Overnight Financing Rate (“SOFR”) as its preferred alternative to LIBOR in derivatives and other financial contracts. On March 5, 2021, the Financial Conduct Authority confirmed a partial extension of this deadline announcing that it will cease the publication of the one-week and two-month USD LIBOR settings immediately following December 31, 2021. The remaining USD LIBOR settings will continue to be published through June 30, 2023. The Company is not able to predict when there will be sufficient liquidity in the SOFR market. The Company is monitoring and evaluating the risks related to changes in LIBOR availability, which include potential changes in interest paid on debt and amounts received and paid on interest rate swaps. In addition, the value of debt or derivative instruments tied to LIBOR will also be impacted as LIBOR is limited and discontinued and contracts must be transitioned to a new alternative rate. In some instances, transitioning to an alternative rate may require negotiation with lenders and other counterparties and could present challenges. To transition from LIBOR under the Credit Facility, the Company will either utilize the Base Rate (as defined in the Credit Facility) or an alternative benchmark established by the agent in accordance with the terms of the Credit Facility, which will be determined with due consideration to the then current market practices for determining and implementing a rate of interest for newly originated floating rate commercial real estate loans in the United States and loans converted from a LIBOR based rate to a replacement index-based rate.
The Company has mortgages, credit facilities and derivative agreements that have terms that are based on LIBOR. Certain of those agreements have alternative rates already contained in the agreements while others do not. The Company anticipates that it will either utilize the alternative rates contained in the agreements or negotiate a replacement reference rates for LIBOR with the lenders and derivative counterparties.